Exhibit 99.1

Enstar Announces Changes to Executive Leadership Team
    Appoints Paul Brockman as Chief Commercial Officer
    Names Adrian Thornycroft as Chief Administrative Officer from May 2025

HAMILTON, Bermuda, October 29 - Enstar Group Limited (“Enstar”) (Nasdaq: ESGR), today announces changes to its executive leadership team in connection with the upcoming retirement of Orla Gregory, President, at the end the year, and the expanding role of Enstar in the insurance industry.
Paul Brockman has been appointed as Chief Commercial Officer with immediate effect. Paul has been with Enstar since 2012, most recently in the role of Group Chief Operating Officer. This newly created role reflects the continued expansion of the scope of solutions Enstar can bring to the global insurance industry. Paul has over three decades of experience across the legacy and (re)insurance sectors. His new responsibilities will include corporate development, serving as one of the primary liaisons to the insurance market, engaging with industry leaders, and optimising market opportunities.
Adrian Thornycroft will join as Chief Administrative Officer in May 2025. Adrian will be based in Bermuda and will assume a number of responsibilities from Orla as well as take a leading role with respect to change strategy. Adrian has extensive operational and leadership experience, having successfully delivered significant business and change programmes at companies such as Brit, Lloyd’s, and MS Amlin.
The remaining responsibilities under the role of the outgoing President will be assumed by the wider leadership team.
Dominic Silvester, Enstar CEO, said:
“With Paul’s depth of legacy expertise and his versatile, wide-ranging experience, we are confident Paul will continue to make a significant impact as we continue to maintain and expand our industry relationships and drive forward our reputation as the leading provider of legacy solutions.
Adrian’s skillset and expertise aligns perfectly with Enstar’s strategic direction with regard to our operating platform at an important juncture and will further strengthen Enstar’s leadership team.”
About Enstar
Enstar is a NASDAQ-listed leading global insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 117 companies and portfolios since its formation. For further information about Enstar, see www.enstargroup.com.

Cautionary Statement
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that include words such as “estimate,” “project,” “plan,” “intend,” “expect,” “anticipate,” “believe,” “would,” “should,” “could,” “seek,” “may,” “will” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These statements include statements regarding the intent, belief or current expectations of the Company and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, including those related to the satisfaction of any post-closing regulatory requirements.

Risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, in addition to those identified above, include: (i) the completion of the proposed transaction on the anticipated terms and timing, (ii) the satisfaction of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) those risks and uncertainties set forth under the headings “Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xviii) those risks described in the Proxy Statement filed with the SEC on October 11, 2024 and available from the sources indicated below.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement filed with the SEC on October 11, 2024 in connection with the proposed transaction. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, or to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.